TRANSFINANCIAL
                          [COMPANY LOGO - GRAY/GREEN]

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 27, 1998



     The Annual Meeting of Shareholders of TransFinancial Holdings, Inc. ("TransFinancial" or "the Company"), a Delaware Corporation, will be held at the Marriott Hotel, 10800 Metcalf Avenue, Overland Park, Kansas, on Monday, April 27, 1998, at 9:00 a.m., Central Time, for the following purposes:

          1. To consider and act upon a proposal to approve the TransFinancial Holdings, Inc. 1998 Long-Term Incentive Plan;

          2. To consider and act upon a proposal to elect seven (7) directors of TransFinancial;

          3. To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for TransFinancial for 1998; and

          4. To consider and act upon such other matters as may properly come before the meeting and any adjournment thereof.

     The foregoing matters are more fully described in the accompanying Proxy Statement.

     Shareholders of record on the books of TransFinancial at the close of business on March 13, 1998 will be entitled to receive notice of and to vote at the meeting. A complete list of such Shareholders will be available for examination at the principal executive offices of TransFinancial Holdings, Inc. at 8245 Nieman Road, Suite 100, Lenexa, Kansas, by any Shareholder, for any purpose germane to the Annual Meeting, for the 10 days immediately preceding the Annual Meeting.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. Returning your proxy now will not interfere with your right to attend the meeting or to vote your shares personally at the meeting, if you wish to do so. The prompt return of your proxy may save TransFinancial additional expenses of solicitation.

     All Shareholders are cordially invited to attend the meeting.

                                    By Order of the Board of Directors

                                    /s/ Mark A. Foltz
                                    Mark A. Foltz,
                                    Corporate Secretary
Lenexa, Kansas
March 13, 1998
                         TRANSFINANCIAL HOLDINGS, INC.

                                                                  March 13, 1998
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 27, 1998


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TransFinancial Holdings, Inc. ("TransFinancial" or "the Company") to be used at the 1998 Annual Meeting of Shareholders of the Company ("Annual Meeting") which will be held at the Marriott Hotel, 10800 Metcalf Avenue, Overland Park, Kansas, on Monday, April 27, 1998, at 9:00 a.m. Central Time, and any adjournment thereof. All costs of the solicitation will be borne by the Company.

     A copy of the Company's annual report for the fiscal year ended December 31, 1997, is enclosed herewith. Such report is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy solicitation material.


                               PROXIES AND VOTING

     Shareholders of record at the close of business on March 13, 1998 are entitled to one vote at the meeting for each share held. There were outstanding on March 13, 1998, 6,030,937 shares of common stock, par value $.01 per share, of the Company ("Common Stock"). Such shares have no cumulative voting rights. The Company has no other class of stock outstanding.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted by giving to the Corporate Secretary of the Company written notice of revocation bearing a date later than the proxy date, by submission of a later-dated proxy or by revoking the proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Unless so revoked, proxies properly executed and returned will be voted in accordance with the instructions given therein or, if properly executed but no instructions are given, will be voted for the approval of the 1998 Long-Term Incentive Plan, for the nominees for director named herein and for ratification of the selection of the independent public accountants.

     Proxies submitted by Shareholders prior to the Annual Meeting will be tabulated by the Company's transfer agent, UMB Bank, N.A. Votes cast and proxies received at the Annual Meeting will be manually tabulated by an inspector of election and the proxy count certified by the Company's transfer agent will be adjusted accordingly. Abstentions and broker non-votes are each counted for purposes of determining whether there is a quorum at the Annual Meeting. Abstentions are counted in the tabulations of votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal presented to the Shareholders has been approved.

     The seven individuals receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. The affirmative vote of a majority of the outstanding shares of common stock represented in person or by proxy at the meeting is necessary for the approval of the 1998 Long-Term Incentive Plan and for ratification of the selection of the independent public accountants.

                                   PROPOSAL 1

                   APPROVAL OF 1998 LONG-TERM INCENTIVE PLAN

     The Board of Directors has adopted the TransFinancial Holdings, Inc. 1998 Long-Term Incentive Plan, subject to the approval of the shareholders of the Company.

     The purpose of the Plan is to further the earnings of the Company and its subsidiaries by: (a) assisting the Company and its subsidiaries in attracting, retaining and motivating officers, directors, employees and consultants of high caliber and potential and (b) providing for the award of long-term incentives to such officers, directors, employees and consultants.

     The principal features of the Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Plan set forth in Exhibit A attached hereto.


Administration of the Plan


     The Plan is to be administered by a committee (the "Committee") consisting of two or more members of the Board of Directors of the Company ("Board") appointed from time to time by the Board. Under the Plan, the Board may bifurcate the powers of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single committee. The Plan provides that, except as otherwise determined by the Board, (a) if a Committee is authorized to grant awards under the Plan ("Awards") or make determinations with respect to any participant who is subject to Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act"), each member of such Committee must be a "non-employee director" within the meaning of Rule 16b-3, and (ii) if a Committee is authorized to grant Awards or make determinations with respect to a "Covered Employee" under the Plan, each member of such Committee must be an "outside director" within the meaning of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). The Plan authorizes the Board in its discretion to exercise the powers and duties of the Committee under the Plan at any time and from time to time. It is currently intended that the Plan be administered by the Compensation Committee of the Board of Directors.

     The Plan grants the Committee full and final power and authority to administer and interpret the Plan, including without limitation the power and authority to determine the eligible persons to whom Awards shall be made under the Plan and the type or types of Awards to be granted to any eligible person under the Plan. The Committee is authorized under the Plan to delegate to one or more executive officers of the Company the power to make Awards to any participant who is not subject to Rule 16b-3 or a "covered employee" under
Section 162(m).


Shares Subject to the Plan


     600,000 shares of Common Stock, $.01 par value per share, of the Company ("Shares") are available for the grant of Awards under the Plan, subject to appropriate adjustment by the Committee upon changes in capitalization and certain other events as provided in the Plan. The Plan provides that if for any reason any Award expires or lapses or is terminated, forfeited or cancelled, any Shares subject to such Award, to the extent of such expiration, lapse, termination, forfeiture or cancellation, shall again be available for award under the Plan.

     The closing price of the Company's Common Stock on March 13, 1998, as reported by the Wall Street Journal, was $9.50 per Share.
Limits on Individual Awards


     Subject to appropriate adjustment by the Committee upon changes in capitalization and certain other events as provided in the Plan, (a) the maximum number of Shares subject to stock options which may be granted in the aggregate under the Plan in any calendar year to any participant is 50,000 Shares, (b) the maximum number of Shares underlying stock appreciation rights which may be granted in the aggregate under the Plan in any calendar year to any participant is 50,000 Shares and (c) the maximum number of Shares subject to restricted stock awards, performance share awards and other stock-based awards which may be granted in the aggregate under the Plan in any calendar year to any Participant is 50,000 Shares. In addition, the maximum amount of compensation payable in respect of performance unit awards, cash in addition to an Award and dividend equivalents that may be paid in the aggregate under the Plan in any calendar year to any participant is $1,000,000.


Limit on Certain Types of Awards


     The maximum number of Shares which may be issued in the aggregate with respect to restricted stock awards under paragraph 8 of the Plan, performance share awards under paragraph 9 of the Plan and other stock-based awards payable in Shares under paragraph 10 of the Plan is 100,000 Shares, subject to appropriate adjustment by the Committee upon changes in capitalization and certain other events as provided in the Plan. Shares awarded pursuant to any such Award shall not, to the extent such Award expires or lapses or is terminated, surrendered, forfeited, cancelled, exercised or settled in a manner that results in fewer Shares outstanding than were awarded pursuant to such Award, be counted against the maximum number of Shares which may be issued pursuant to this provision of the Plan.
Eligibility


     All officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive Awards under the Plan. The Plan defines key employees as employees determined by the Committee to be capable of contributing significantly to the profitability and success of the Company and its subsidiaries. The Plan provides that Incentive Stock Options may be granted only to persons eligible to receive such options under the Code. The approximate number of directors of the Company and its subsidiaries eligible to receive Awards under the Plan is 10 and the approximate number of officers and key employees of the Company and its subsidiaries eligible to receive Awards under the Plan is 100.

Forms of Awards


     Under the Plan, Awards may be made from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, performance units, performance shares, restricted stock, other stock-based awards or any combination of the above. In addition, the Committee may provide for cash payments to participants in addition to an Award, or loans to participants in connection with all or any part of an Award, and may provide in any Award the right to dividends or dividend equivalents.

Stock Options


     The Committee is authorized under the Plan to grant stock options, which may be incentive stock options ("Incentive Stock Options") or nonqualified stock options ("Nonqualified Stock Options"). Subject to the provisions of the Plan, the Committee is authorized to determine the terms and conditions of each stock option granted by the Committee, provided that the term of a stock option shall not be greater than ten (10) years and the exercise price per Share with respect to any stock option shall not be less than the fair market value of a Share on the date of grant, as determined by the Committee.

     The Committee is authorized under the Plan to determine the form of payment of the purchase price of the Shares with respect to which an option is exercised, which may include without limitation (a) cash, (b) Shares at fair market value, (c) the optionee's written request to the Company to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the option by a number of Shares having a fair market value equal to such purchase price, (d) a payment commitment of a financial institution or brokerage firm in connection with the "cashless exercise" of an option, (e) any other lawful consideration, including, without limitation, an Award or a note or other commitment satisfactory to the Committee or (f) a combination of any of the foregoing. The Committee may provide for circumstances under which a stock option shall become immediately exercisable, in whole or in part, and may accelerate the exercisability of any stock option under the Plan, in whole or in part, at any time. The terms of any Incentive Stock Option must meet the requirements of Section 422 of the Code.

Stock Appreciation Rights


     The Committee is authorized under the Plan to grant stock appreciation rights ("SARs"), which may be granted either in connection with a previously or contemporaneously granted stock option or independently of a stock option. SARs entitle the grantee to receive upon exercise thereof all or a portion of the excess of (i) the fair market value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price, which shall not be less than 100 percent of the fair market value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously or contemporaneously issued stock option, not less than the exercise price of the Shares subject to the option.

     Each SAR shall have such other terms and conditions as the Committee shall determine, subject to the provisions of the Plan and provided that the term of an SAR shall not be greater than ten (10) years. The Committee may provide in an Award circumstances under which an SAR shall become immediately exercisable, in whole or in part, and may accelerate the exercisability of any SAR, in whole or in part, at any time. Upon exercise of an SAR, payment may be made in cash, Shares at fair market value on the date of exercise, other Awards, other property or any combination thereof, as the Committee may determine.

Restricted Stock Awards


     The Committee is authorized under the Plan to grant restricted stock awards, which consist of Shares free of any purchase price or for such purchase price as may be established by the Committee, subject to forfeiture and subject to such other terms and conditions (including attainment of performance objectives) as may be determined by the Committee. Restricted stock awards will be subject to such restrictions on transferability and other restrictions as the Committee may impose. The Committee, in its discretion, may provide in an Award circumstances under which restricted stock shall become immediately transferable and nonforfeitable, or under which restricted stock shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any restricted stock at any time.

Performance Units and Performance Shares


     The Committee is authorized under the Plan to grant performance unit awards and performance share awards, which entitle grantees to future payments based upon the achievement of pre-established performance objectives. The Committee is authorized under the Plan to determine the terms and conditions applicable to each performance unit award and performance share award. Performance targets established by the Committee may relate to financial and nonfinancial performance goals, may relate to corporate, division, unit, individual or other performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. The Committee is authorized, at any time prior to payment of a performance unit or performance share award, to adjust previously established performance targets or other terms and conditions to reflect unforeseen events, including without limitation, changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or non-recurring items or events. Payment on performance unit and performance share awards may be made in cash, Shares, other Awards, other property or any combination thereof, as the Committee may determine.


Other Stock-Based Awards


     The Committee is authorized under the Plan to grant other awards which are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities or other instruments convertible into Shares). Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Such Awards may be paid in Shares, cash, other Awards, other property or any combination thereof, as the Committee may determine. Such Awards may be issued for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as the Committee may determine. Notwithstanding the provisions of the Plan relating to other stock-based awards, any stock option to purchase Shares, SAR, restricted stock award or performance share award which is granted under the Plan must comply with the provisions of the Plan applicable to such Award.


Loans and Supplemental Cash Payments


     The Committee is authorized under the Plan to provide for cash payments to participants in addition to an Award, or loans to participants in connection with all or any part of an Award. The Committee is authorized to determine the terms and conditions of such loans and supplemental cash payments, provided that with respect to supplemental cash payments, in no event may the amount of payment exceed: (a) in the case of an option, the excess of the fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or (b) in the case of an SAR, performance unit award, performance share award, restricted stock award or other stock-based award, the value of the Shares and other consideration issued in payment of such Award.


Performance-Based Awards


     Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to certain executive officers of the Company, unless such compensation qualifies as "qualified performance-based compensation." The Plan authorizes the Committee to grant Awards in the form of "Performance-Based Awards," which are designed to qualify as "qualified performance-based compensation" under Section 162(m). Stock options and SARs granted with an exercise price equal to the fair market value on the date of grant, as required by the Plan, should qualify as "Performance-Based Awards" under the Plan, provided that the other requirements of Section 162(m) are satisfied. For other Awards under the Plan to qualify as "Performance-Based Awards," such Awards must be conditioned upon the achievement of one or more performance goals as provided in the Plan. The Plan requires that the performance goals be one or more of the "Stockholder-Approved Performance Goals," which consist of approximately twenty measurable performance objectives listed in Section 16(k) of the Plan.

     The Plan provides with respect to Performance-Based Awards that, to the extent required under Section 162(m), the Committee shall (i) establish in the applicable agreement evidencing an Award ("Award Agreement") the specific performance targets relative to the Stockholder-Approved Performance Goals which must be attained before compensation under the Performance-Based Award becomes payable, (ii) provide in the applicable Award Agreement the method for computing the amount of compensation payable to the participant if the target or targets are attained, and (iii) at the end of the relevant performance period and prior to any payment of compensation, certify whether the applicable target or targets were achieved and whether any other material terms were in fact satisfied. In accordance with Section 162(m), the Plan limits the authority of the Board of Directors and the Committee to exercise discretion with respect to any Performance-Based Award or with respect to amendment or modification of certain provisions of the Plan without stockholder approval.

Non-Employee Directors' Options


     The Plan provides for the automatic grant of a Nonqualified Stock Option to purchase 2,000 Shares (a "Formula Option") on the first stock trading day after each annual meeting of shareholders of the Company, commencing with the year 1998, to each person who is serving as a director of the Company and is not an employee of the Company or any subsidiary on such day ("Non-Employee Director"). Under the Plan, the option exercise price per Share under each Formula Option is one hundred percent (100%) of the fair market value of the Shares on the date the option is granted. Because such directors are currently entitled to receive annual options to purchase 2,000 Shares under the 1992 Stock Incentive Plan of the Company, each such director will be required to waive such director's right to an option under the 1992 Stock Incentive Plan for a particular year in order to receive a Formula Option for such year.

     Each Formula Option becomes exercisable with respect to one-half of the Shares subject to such option on the last day of the tenth full calendar month following the date of grant and becomes exercisable in full on the last day of the twenty-second full calendar month following the date of grant; provided that, notwithstanding the foregoing, the Formula Option shall immediately become exercisable in full upon (a) the occurrence of a Change of Control (as defined in the Plan) during the Non-Employee Director's service as a director of the Company, provided the Formula Option has been outstanding for at least one hundred eighty (180) days at the time of such occurrence, (b) termination of the Non-Employee Director's service as a director of the Company concurrently with a Change of Control, provided the Formula Option has been outstanding for at least one hundred eighty (180) days at the time of such termination, or
(c) termination of the Non-Employee Director's service as a director of the Company due to the Non-Employee Director's (i) death, (ii) permanent and total disability, or (iii) retirement at the end of a term of office, after completing five (5) years of service as a director ("Retirement"). Each Formula Option expires on the tenth anniversary of the date of grant, subject to earlier termination one hundred eighty (180) days after the date a Non-Employee Director's service as a director of the Company terminates for any reason. The Committee is permitted under the Plan to grant Awards to any Non-Employee Director in addition to Formula Options.

Adjustment Upon Certain Events


     The Plan provides that if the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of any affected participant, adjust the number and kind of securities which may be issued under the Plan, the number and kind of securities subject to outstanding Awards and the exercise price of each outstanding stock option granted under the Plan, and may make such other changes in outstanding Awards as it deems equitable in its sole discretion. No such adjustment or action is authorized to the extent that such adjustment or action would cause the Plan or any outstanding Incentive Stock Option to violate Section 422 of the Code or would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.


Amendment of Awards


     Subject to the terms and conditions of the Plan and any Award Agreement, the Committee has the authority under the Plan to amend the terms of any outstanding Award (including the applicable Award Agreement) in any manner, provided, however, that the amended or modified terms are permitted by the Plan as then in effect and provided, further, that if such amendment or modification, taking into account any related action, materially and adversely affects a participant's rights under an Award or an Award Agreement, the participant must consent to the amendment. The Committee may not amend any outstanding Award or Award Agreement relating to a Formula Option to the extent that such amendment would cause the provisions of the Plan applicable to Formula Options and the provisions of the Award or Award Agreement to fail to qualify as a "formula plan" within the meaning of Rule 16b-3 under the 1934 Act.

     Notwithstanding the foregoing, unless approved by the shareholders of the Company in accordance with Delaware law, (a) the Committee may not amend the terms of any outstanding Award relating to any stock option or SAR (including the applicable Award Agreement) to reduce the exercise price per Share and (b) no stock option or SAR may be cancelled and replaced with any Award or Awards having a lower exercise price, provided that the Committee may make appropriate adjustments to reflect changes in capitalization and other events as provided in the Plan.

Termination of Employment or Consulting Arrangement


     Except with respect to Formula Options, the Committee is authorized under the Plan to determine the effect, if any, on an Award of the disability, death, retirement or other termination of employment or services of a participant and the extent to which, and the period during which, the participant or the participant's legal representative, guardian or Beneficiary may receive payment of an Award or exercise rights thereunder.

Change of Control


     Except with respect to Formula Options and subject to the terms and conditions of the Plan, the Committee is authorized under the Plan to include such provisions in the terms of an Award or Award Agreement relating to a change of control of the Company (as defined by the Committee) as the Committee determines in its discretion.
Transferability of Awards


     Except with respect to Formula Options, the Committee is permitted under the Plan to make any Award transferable upon such terms and conditions and to such extent as the Committee determines and to waive any restriction on transferability, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code.


Effective Date and Duration of Plan


     The Plan became effective upon its adoption by the Board of Directors on February 17, 1998, provided that the Plan is approved by the shareholders of the Company in accordance with Delaware law before the first anniversary of such date, and provided that no payment on any Award may be made unless and until such stockholder approval is obtained. Unless it is sooner terminated in accordance with its terms, the Plan shall remain in effect until all Awards under the Plan have been satisfied or have expired or otherwise terminated, but no Incentive Stock Option shall be granted more than ten years after the date the Plan was adopted by the Board of Directors.

Amendment and Termination of Plan


     The Board may terminate, amend, modify or suspend the Plan at any time, subject to such stockholder approval as the Board determines to be necessary or desirable to comply with any tax, regulatory or other requirement, provided that
(a) the provisions of the Plan relating to the timing, amount and exercise price of Formula Options may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, (b) except for appropriate adjustments upon changes in capitalization and other events under the Plan, the Board may not, unless such amendment is approved by the shareholders of the Company in accordance with Delaware law, amend the Plan to
(i) increase the number of Shares available for the grant of Awards under the Plan, (ii) increase the individual limits on Awards set forth in the Plan, (iii) increase the maximum number of Shares which may be issued with respect to restricted stock awards, performance share awards and other stock-based awards granted under the Plan, (iv) decrease the minimum per Share exercise price of stock options or the minimum per Share specified price for SARs granted under the Plan, (v) increase the maximum term of stock options or SARs under the Plan or (vi) change or modify the provisions of paragraph 15(j) of the Plan restricting amendments of outstanding Awards and Award Agreements, and (c) if any termination, modification, amendment or suspension of the Plan materially and adversely affects the rights of any grantee under an Award previously granted, the consent of such grantee is required. In addition, the Board is not authorized to amend any provision of the Plan to the extent that such authorization would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m).


Possible Anti-Takeover Effect


     The Plan is designed to provide long-term incentives to participants while aligning the interests of such participants with those of the shareholders of the Company. The Plan, however, could have an "anti-takeover" effect, especially the provisions of the Plan which provide for acceleration of vesting of Formula Options upon a Change of Control, which authorize the Committee to include provisions relating to a change of control of the Company in the terms of an Award or Award Agreement, and which authorize the Committee to accelerate the vesting of certain Awards at any time. Although the implementation and operation of the Plan may have an "anti-takeover" effect, the Plan was not adopted by the Board of Directors for that purpose.

                        FEDERAL INCOME TAX CONSEQUENCES

     Discussed below are certain federal income tax consequences relating to Awards under the Plan, in the normal operation thereof, based on existing Federal income tax laws and regulations. The description is not intended as a complete summary of such laws or as a legal interpretation, and does not describe state, local or foreign income or other tax consequences. Holders of Awards under the Plan should consult their own tax advisers regarding the tax consequences applicable to Awards under the Plan.

     The Plan is not qualified under Section 401 of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.


Nonqualified Stock Options


     In general, no income will be recognized by the grantee at the time a Nonqualified Stock Option is granted by the Company. Upon exercise of a Nonqualified Stock Option for cash, the grantee will generally recognize ordinary income equal to the excess of the fair market value of the Shares purchased as of the time of exercise over the exercise price. The Company will be entitled to a federal income tax deduction at such time in the same amount as is recognized as ordinary income by the grantee, subject to satisfying applicable withholding requirements. If a grantee disposes of Shares acquired upon the exercise of a Nonqualified Stock Option, the grantee will recognize capital gain (or, under certain conditions, loss) in the year of such disposition equal to the difference between any amount realized on the disposition and the fair market value of the Shares on the date of exercise, provided that the Shares were a capital asset in the hands of the grantee.

Incentive Stock Options


     In general, a grantee does not recognize income at the time an Incentive Stock Option is granted or at the time it is exercised. When Shares purchased for cash pursuant to the exercise of an Incentive Stock Option are sold, and the grantee has held the Shares for more than one year from the date of the transfer of the Shares to the grantee and more than two years from the date on which the Incentive Stock Option was granted, the grantee ordinarily will recognize capital gain (or loss) equal to the difference between the sale price received on the disposition of the Shares and the exercise price, as long as the Shares are capital assets in the hands of the grantee. In the event of such an exercise of an Incentive Stock Option, the amount by which the fair market value of the Shares on the exercise date exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by the Code. In the event of such an exercise, the Company will not be entitled to any federal income tax deduction in connection with the grant or exercise of the Incentive Stock Option or the sale of such Shares by the grantee.

     If the grantee sells any of the Shares before the end of the one-year and two-year periods described above, the Grantee will have made a "disqualifying disposition" with respect to those Shares. In the event of a "disqualifying disposition," the grantee generally will recognize ordinary income in the year of the "disqualifying disposition" equal to the amount by which the lesser of the fair market value of the Shares on the date of exercise or the amount realized in the disqualifying disposition exceeds the exercise price. If the amount realized in the "disqualifying disposition" exceeds the fair market value of the Shares on the date of exercise, the excess will be taxable as capital gain, if the Shares are capital assets in the hands of the grantee. At the time of the disqualifying disposition, the Company may claim a federal income tax deduction for the amount taxable to the grantee as ordinary income.

Stock Appreciation Rights


     In general, a grantee will not recognize income at the time a stock appreciation right is granted. Upon the exercise of a stock appreciation right, the grantee generally will recognize ordinary income in an amount equal to the amount of any cash (or the fair market value of any Shares or property) received by the grantee. The Company will be entitled to a federal income tax deduction of the same amount, subject to satisfying applicable withholding requirements.


Restricted Stock


     In general, a grantee will not recognize taxable income upon the grant of a restricted stock award. The grantee will generally not recognize ordinary income until such time as the Shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code). At such time, the grantee will recognize ordinary income equal to the fair market value of such Shares minus the price, if any, paid by the grantee to purchase such Shares. However, a grantee may elect not later than 30 days after the issue date of the restricted stock to recognize ordinary income as of the issue date. If such an election is made, the grantee will recognize ordinary income in an amount equal to the fair market value of the Shares on such date minus the price, if any, paid by the grantee to purchase such Shares. If such an election is made, no additional taxable income will be recognized by the grantee at the time the restrictions lapse. If Shares in respect of which such an election was made are later forfeited, such forfeiture shall be treated as a sale or exchange of the Shares, and the grantee will recognize capital gain or loss in the year of such forfeiture equal to the difference between any amount realized on the disposition and the amount previously recognized as ordinary income in connection with the election, provided that the Shares are a capital asset in the hands of the grantee.

     The Company will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes ordinary income. If the grantee makes an election as described above and Shares in respect of which such election was made are later forfeited, the Company will be deemed to recognize ordinary income equal to the amount of the deduction allowed to the Company at the time of the election.

Performance Units and Performance Shares


     In general, a grantee will not recognize any taxable income upon the grant of a performance unit or performance share award. At the time the grantee receives payment in respect of the performance units or performance shares, the grantee generally will recognize ordinary income in an amount equal to the amount of any cash (or the fair market value of any Shares or property) received by the grantee. The Company will be entitled to a federal income tax deduction of the same amount at the same time, subject to satisfying applicable withholding requirements.


Other Stock-Based Awards


     Depending upon the form of a stock-based award, the grantee generally will recognize ordinary income at the time of the payment of the Award, in an amount equal to the amount of any cash (or the fair market value of any Shares or property) received by the grantee. However, if any such Shares or property received are subject to certain restrictions on transfer or subject to a substantial risk of forfeiture (as defined in the Code), the tax treatment of such Shares or property shall generally be the same as that applicable to restricted stock awards. The Company will be entitled to a deduction at the time when, and in the amount that, the grantee recognizes ordinary income.

Section 162(m)


     Section 162(m) of the Code generally limits to $1,000,000 per person the amount the Company may deduct for compensation paid to certain executive officers of the Company, unless such compensation qualifies as "qualified performance-based compensation." The Company has attempted to structure the Plan to permit the Committee in its discretion to grant Awards which qualify as "qualified performance-based compensation" under Section 162(m), provided the Plan is approved by the shareholders. The Committee is not required to grant Awards which qualify under Section 162(m), and in its sole discretion may grant Awards which do not qualify. In addition, because of uncertainty regarding the application of Section 162(m) in certain circumstances, there can be no assurance that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) will in fact satisfy such requirements.

Section 280G of the Code


     Under certain circumstances, the accelerated vesting or exercise of options or stock appreciation rights, or the accelerated lapse of restrictions with respect to other Awards in connection with a change of control of the Company may be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

                               NEW PLAN BENEFITS

     As of the date of this Proxy Statement, the Committee has not granted any Awards under the Plan and has not made any determination as to future grants of Awards under the Plan. Except with respect to Formula Options, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of individuals pursuant to the Plan. The table below sets forth certain information concerning Formula Options to be granted to Non-Employee Directors on the first stock trading day after the 1998 annual meeting of shareholders, subject to the election of such persons as directors and approval of the Plan at such meeting.

1998 Long-Term Incentive Plan


                                             Number of Shares
Name and Position                            Subject to Options


Non-Employee
     Director Group(1)                            10,000



(1) Includes the following nominees for director who would each receive a grant of a stock option to acquire 2,000 Shares on the first stock trading day after the 1998 annual meeting of shareholders: William D. Cox, J. Richard Devlin, Harold C. Hill, Jr., Roy R. Laborde and Clark D. Stewart.

                                  OTHER PLANS

     The Company also administers the 1992 Incentive Stock Plan of the Company ("1992 Plan"). The 1992 Plan authorizes the grant of stock options for up to 500,000 shares of the common stock of the Company to directors, officers and key employees. Options granted under the 1992 Plan may be either Incentive Stock Options or Nonqualified Stock Options. Under the 1992 Plan, the purchase price of the common stock subject to each option may not be less than 100 percent of the fair market value of the common stock on the date of grant. As of March 13, 1998, of the 500,000 shares authorized under the Plan, 44,200 Shares had been purchased upon exercise of outstanding stock options, 445,800 Shares were subject to outstanding stock options and 10,000 shares were available for the grant of additional stock options. Of the 445,800 Shares subject to outstanding stock options, 293,650 Shares were subject to Incentive Stock Options and 152,150 Shares were subject to Non-Qualified Stock Options. With respect to such outstanding stock options, the per Share exercise prices range from $2.41 to $9.79 per Share and the average per Share exercise price is $7.88 per Share.

     There were also outstanding as of March 13, 1998 stock options to purchase an aggregate of 20,000 Shares at an average exercise price of $8.16 per Share. The stock options were granted in 1995 and 1996 pursuant to an employment agreement entered into by the Company in connection with the acquisition of Agency Premium Resource, Inc.

                                 VOTE REQUIRED

     Approval of the 1998 Long-Term Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN.


                                   PROPOSAL 2
                             ELECTION OF DIRECTORS

     Seven directors are to be elected at the Annual Meeting to serve until the 1999 Annual Meeting of the Shareholders of the Company or until their successors are elected and qualified. Eleanor B. Schwartz is not standing for re-election and is retiring after many years of service on the Board of Directors. In the absence of contrary instructions, each proxy will be voted for the election of the persons listed below. Clark D. Stewart was appointed as a director by the Board of Directors at its meeting held November 8, 1997.

     Each of the nominees has advised the Company that he can and will serve as a director of the Company if elected. If for any reason any of the nominees shall become unavailable for election, the persons named in the accompanying proxy will vote for the other nominees and for a substitute nominee or nominees if so designated by the Board of Directors. The following information is given with respect to each nominee as of March 5, 1998.



                                                                        Director
                                                                         of the
Name, Principal Occupation and                                          Company
other Directorships                                                Age   Since


William D. Cox                                                     54      1991
   Chairman of the Board of Directors since June 1997. Mr.
   Cox has served as President of various family-owned,
   commercial and residential construction and land
   development companies in Wichita, Kansas, currently
   Applewood Homes, Inc., from 1967 to the present.
Lawrence D. ("Larry") Crouse                                       57      1991
   Vice President of the Company since September 5, 1991. He has served as Vice Chairman of Crouse Cartage Company, a wholly-owned subsidiary of the Company, since January
   1997. He served as Chairman and Chief Executive Officer of Crouse Cartage Company, from 1987 until December 1996.

J. Richard Devlin                                                  47      1997
   Executive Vice President, General Counsel and External
   Affairs of Sprint Corporation ("Sprint"), a publicly traded telecommunications company headquartered in
   Westwood, Kansas, since 1989. Mr. Devlin also serves as a member of Sprint's Executive Management Committee. Mr.
   Devlin served as Vice President and General Counsel for telephone operations for Sprint from 1987 to 1989. From
   1972 to 1986, Mr. Devlin served as an attorney and in various line and staff operations management positions with AT&T.

Harold C. Hill, Jr.                                                62      1995
   Retired as a partner of Arthur Andersen LLP in 1993. Mr.
   Hill's 35 years of service with the firm included responsibility as partner in charge of the transportation, financial services and government practices in Kansas City, as well as service as National
   Technical Coordinator of that firm's trucking industry practice group.

Roy R. Laborde                                                     59      1991
   Vice Chairman of the Board of Directors since June 1997.
   Chairman of the Board of Directors from May 1992 to June
   1997. President of Amboy Grain, Inc., Amboy, Minnesota, since 1985; President and Chief Operating Officer for
   Rapidan Grain & Feed, Rapidan, Minnesota, from 1968 through 1988 and has continued to merchandise grain for that company.

Timothy P. O'Neil                                                  41      1995
   President and Chief Executive Officer of the Company since May, 1995. From October, 1989, through May, 1995,
   Mr. O'Neil served in various positions with the Company, including, Senior Vice President, Vice President,
   Treasurer and Director of Finance. Since March 1997, he has also served as President and Chief Executive Officer of Universal Premium Acceptance Corporation ("UPAC"), a wholly-owned subsidiary of the Company. Mr. O'Neil has also served as President, Chief Executive Officer, and Chief Financial Officer and Treasurer of American Freight
   System, Inc. ("AFS"), a wholly-owned subsidiary of the Company, since July, 1991.

Clark D. Stewart                                                   57      1997
   President and Chief Executive Officer of Butler National
   Corporation, a publicly-held company headquartered in Olathe, Kansas, with holdings in aircraft modifications, food distribution and gaming, since September 1989.

     During the fiscal year ended December 31, 1997, the Board of Directors held five (5) regular meetings. All directors attended 75 percent or more of the total number of all meetings of the Board and of committees of which they were members during 1997.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company or its Subsidiaries received compensation of $8,000 per annum, plus $750 for each board meeting attended and $750 for each committee meeting attended when held on a day on which they were not compensated for attending another meeting, except the Chairman of the Board who received $1,500 for each board meeting and committee meeting attended and chairmen of Committees who received $1,000 for each committee meeting chaired. Directors received $200 for telephonic meetings of either the board or its committees. Directors were also reimbursed for reasonable travel and other expenses incurred by them in performance of their duties as directors of the Company. Directors who are not employees receive options to purchase 2,000 shares of Common Stock on the first stock trading day immediately following each Annual Meeting of the Shareholders of the Company at which they are elected to the Board of Directors, at market value on such date.

     In addition, directors were compensated at the rate of $75 per hour for any special assignments. No directors received compensation for special assignments in 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires directors, executive officers and beneficial owners of more than ten percent of the Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange, and to provide copies to the Company. Based solely on a review of the copies of such reports provided to the Company and written representations from the directors and executive officers, the Company believes that all applicable Section 16(a) filing requirements have been met, with the following exception: William D. Cox filed his Form 4 for the month of September 1997, reporting a single transaction, 19 days late.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has standing Audit, Compensation and Corporate Governance Committees.

     Members of the Audit Committee are Harold C. Hill, Jr. (Chairman), J. Richard Devlin and William D. Cox. The Audit Committee met three times during the fiscal year ended December 31, 1997. The Audit Committee advises, reports to and makes recommendations to the Board of Directors on (i) audit procedures of the Company and its subsidiaries, (ii) general policy with regard to audit matters, (iii) the financial and accounting controls of the Company and its subsidiaries, (iv) nominating independent public accountants to conduct the annual examination of the Company's financial statements, and (v) the results of the examination performed by the independent public accountants.

     Members of the Compensation Committee are William D. Cox (Chairman), J. Richard Devlin and Eleanor B. Schwartz. The Compensation Committee met three times during the fiscal year ended December 31, 1997. The Compensation Committee (i) approves salaries and other compensation to be paid to the officers of the Company, (ii) administers the 1992 Incentive Stock Plan and makes recommendations for option grants under this plan, and (iii) reviews and makes recommendations to the Board of Directors on any proposed employee benefit plans and any proposed material changes to existing employee benefit plans for the Company and its subsidiaries.

     Members of the Corporate Governance Committee are Harold C. Hill, Jr. (Chairman), William D. Cox and Roy R. Laborde. The Corporate Governance Committee met seven times during the fiscal year ended December 31, 1997. The Corporate Governance Committee advises, reports to and makes recommendations to the Board of Directors on corporate governance issues, including nominations for the Board of Directors of the Company. The Corporate Governance Committee will consider candidates for the Board of Directors suggested by shareholders. Shareholders desiring to suggest candidates for nomination at the 1999 Annual Meeting should advise the Secretary of the Company in writing by November 19, 1998 and include sufficient biographical material to permit an appropriate evaluation. The Corporate Governance Committee and the Board of Directors continue to consider qualified candidates for the Board of Directors and may add new members to the Board of the Directors before the 1999 Annual Meeting.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR PRESENTED IN PROPOSAL 2.


                                   PROPOSAL 3

                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The Board of Directors, acting on the recommendation of its Audit Committee, has selected Coopers & Lybrand L.L.P. as independent public accountants for the Company for the 1998 fiscal year. Coopers & Lybrand L.L.P. has served as independent public accountants for the Company since November, 1995.

     Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting with an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3 TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information as of March 13, 1998, unless otherwise indicated, with respect to the beneficial ownership of the Company's Common Stock by (a) persons known to the Company to be beneficial owners of 5% or more of the outstanding Common Stock, (b) executive officers listed in the Summary Compensation Table, (c) directors and nominees for director and (d) all directors and executive officers of the Company as a group.
                                                        Amount and
     Name of Beneficial Owners                          Nature of
(and address of beneficial owners                       Beneficial    Percent
other than directors and nominees)                      Ownership(1)     of

Class


Crouse Family (excluding Larry D. Crouse)
  c/o Scudder Law Firm
  411 South 13th Street
  Suite 200
  Lincoln, Nebraska  68508...........................   1,172,729 (2)    19.38%

TJS Partners, L.P.
TJS Management, L.P.
TJS Corporation
Thomas J. Salvatore
115 East Putnam Avenue
Greenwich, CT 06830..................................     803,850 (3)    13.33%

Franklin Advisory Services
Charles B. Johnson
Rupert H. Johnson, Jr.
Franklin Resources, Inc.
777 Mariners Island Boulevard
San Mateo, CA  94404.................................     606,000 (4)    10.05%

William D. Cox.......................................      52,500 (5)      .87%
Larry D. Crouse......................................     199,338 (6)     3.28%
J. Richard Devlin....................................       2,000 (7)      .03%
Harold C. Hill, Jr...................................       5,500 (8)      .09%
Roy R. Laborde.......................................     166,465 (9)     2.76%
Timothy P. O'Neil....................................     128,300 (10)    2.12%
Eleanor B. Schwartz..................................      12,000 (5)      .20%
Clark D. Stewart.....................................       1,000          .02%
David D. Taggart.....................................       7,000 (11)     .12%
Directors and executive officers as a
   group (11 persons, including the above)...........     578,903 (12)    9.42%




   (1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares listed.

   (2) The information contained herein is based upon information reported to the Company by four children and fourteen grandchildren of Paul E. Crouse, deceased, (excluding Larry Crouse). In a Schedule 13D dated September 5, 1991 ("Schedule 13D")and an Amendment to Schedule 13D dated November 1, 1991 ("Amendment"), none of the individual members of the Crouse Family claimed sole or shared voting or investment power with respect to more than 5% of the outstanding shares of Common Stock, although each member claimed beneficial ownership of all 1,342,524 shares then owned by the Crouse Family. Each member of the Crouse Family disclaimed membership in a group in the Schedule 13D. The Amendment also reported that the members of the Crouse Family, other than Larry Crouse, have no plan for further acquisition of Common Stock. The amount of shares listed in the above table does not include 199,338 shares beneficially owned by Larry Crouse, a director of the Company and one of the members of the Crouse Family (see Footnote (6) below). Also included are 19,400 shares subject to exercisable outstanding stock options.

   (3) TJS Partners, L.P., a limited partnership (the "Partnership"), is the direct beneficial owner of 741,350 shares as of February 28, 1998. TJS Management, L.P., in its capacity as general partner of the Partnership, and each of TJS Corporation and Thomas J. Salvatore as general partners of TJS Management, L.P., may be deemed to beneficially own the shares owned by the Partnership. Each of TJS Management, L.P., TJS Corporation and Mr.
   Salvatore: (a) may be deemed to share with the Partnership the power to vote and to direct the vote and to dispose and to direct the disposition of the shares beneficially owned by the Partnership and (b) disclaims beneficial ownership of such shares except to the extent of his or its pecuniary interest therein. The information contained in this footnote was obtained from a Schedule 13D/A, Amendment No. 4, dated March 11, 1998 filed by these persons.

   (4) The shares shown in the table are beneficially owned as of December 10, 1997 by one or more open or closed-end investment companies or other managed accounts which are advised by Franklin Advisory Services, Inc. ("Franklin"), a subsidiary of Franklin Resources, Inc. ("FRI"). Franklin has all investment and/or voting power over the shares owned by such advisory clients and may be deemed the beneficial owner of the shares shown in the table. Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal shareholders of FRI. FRI, the Principal Shareholders and Franklin disclaim any economic interest or beneficial ownership in any of the shares. The information contained in this footnote was obtained from the Schedule 13G filed by these persons on December 10, 1997.

   (5) Includes 11,000 shares subject to exercisable outstanding stock options.

   (6) Includes 51,000 shares subject to exercisable outstanding stock options. Mr. Crouse disclaims beneficial ownership of the shares owned by other members of the Crouse family.

   (7) Includes 1,000 shares subject to exercisable outstanding stock options.

   (8) Includes 2,500 shares in the Francile Hill Revocable Trust. Both Mr. Hill and Francile Hill are trustees and each has shared voting and investment power. Also includes 3,000 shares subject to exercisable outstanding stock options.

   (9) Includes 9,150 shares subject to exercisable outstanding stock options and 1,415 shares owned by and registered in the name of his wife, over which they share voting power but Mrs. Laborde retains sole investment power.

   (10)Includes 19,500 shares subject to exercisable outstanding stock options and 32,800 shares owned by his wife, over which they hold shared voting and investment power. Does not include 9,000 shares held in various irrevocable trusts for the benefit of Mr. O'Neil's children and over which he has no
   voting or investment power.   Also does not include 23,860 shares to be
   issued pursuant to deferred compensation arrangements over three years following the termination of his employment.

   (11)Represents 7,000 shares subject to exercisable outstanding stock options.

   (12)Includes a total of 114,450 shares subject to exercisable outstanding stock options.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company did not engage in any individual transactions or series of transactions with members of management or nominees for director during 1997 in which the amount involved exceeded $60,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists exclusively of non-employee directors appointed by resolution of the entire Board of Directors. William D. Cox has been a non-employee Chairman of the Board of Directors since the 1997 Organization Meeting of the Board of Directors.

                         EXECUTIVE OFFICER COMPENSATION

BOARD COMPENSATION COMMITTEE REPORT

     The responsibilities of the Compensation Committee ("Committee") include approval of the salaries and other compensation paid to executive officers of the Company. The Committee attempts to set executive officers' compensation at levels which are fair and reasonable to the shareholders of the Company and which will attract, motivate, retain and appropriately reward experienced executive officers who contribute to the success of the Company and the returns to its shareholders.

     Due in part to the limited number of executive officers of the Company, the Committee's compensation policies are subjective and informal. Executive officers' compensation is approved by the Committee after a subjective review which utilizes the business experience and knowledge of the Committee members. Its decisions are not based upon any specific criteria or specific financial performance measure. In determining compensation, the Committee considers a number of factors, including the financial condition of the Company or the subsidiary which employs the executive, such company's recent financial performance, the past performance of the executive officer and the Company's operating plans for the current year. The Committee generally includes some form of incentive compensation in each compensation package, including stock options, to link a portion of the executive's compensation with future performance of the Company and/or the subsidiary which employs the executive.
In making recommendations for the grant of stock options, in addition to considering the factors described above, the Committee considers the amount and terms of options already held by each executive officer.


COMPENSATION OF CHIEF EXECUTIVE OFFICER


     Timothy P. O'Neil is President and Chief Executive Officer of the Company, and also serves as President and Chief Executive Officer of UPAC and AFS, two subsidiaries of the Company. The Committee's determination of Mr. O'Neil's compensation for 1997 was based upon its subjective review of the factors described above and its review of chief executive officer compensation of selected publicly-held companies in the greater Kansas City area and the compensation levels of CEO's of the Company's operating subsidiaries other than UPAC and AFS. The Committee believes Mr. O'Neil's compensation is on the low end of the range of compensation paid to CEO's of publicly held companies reviewed.

     The Committee's determination to recommend an option grant to Mr. O'Neil was based upon its subjective review of the factors listed above and its desire to provide an incentive component to Mr. O'Neil's compensation.


COMPENSATION OF OTHER EXECUTIVE OFFICERS


     The Company has four executive officers in addition to Mr. O'Neil. Certain of the compensation of one of the executive officers for 1997 was based upon the terms of an employment agreement entered between the Company and the executive officer at the time of the executive officer's hiring in 1995. The terms of the employment agreement were determined based upon negotiation with the executive officer, the executive officer's then current compensation level and the compensation levels for comparable positions in the Company held by individuals of similar background and experience.

     With respect to base salary, the Committee approved increases in base salary ranging from 3 - 9% for the four executive officers for 1997, based upon the Committee's subjective and informal review of the factors described above. Two of the executive officers were entitled to earn cash incentive compensation during 1997. One of the officers was entitled to earn such compensation pursuant to the employment agreement described above. With respect to the second officer, the Committee continued an incentive compensation arrangement with such officer that began in 1991. The arrangement provides for cash payments to the executive officer based upon the average operating earnings for Crouse over a five-year period. The Committee decided to continue the arrangement in 1997 at the same level as previous years based upon its subjective review of the executive officer's performance and the financial condition, recent performance and 1997 operating plans of Crouse.

     All four executive officers received stock option grants in 1997. All of the options were Incentive Stock Options, except for one which was a Nonqualfied Stock Option. Each option provides for a ten year term, subject to earlier termination upon certain events, and an exercise price equal to the fair market value of the common stock on the date of grant. The Committee granted options to each of the executive officers in order to provide a long-term incentive to such officers. The Committee determined the number of options to be granted to each of the executive officers based upon its subjective and informal review of the factors described above.


SECTION 162(M)


     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, regarding nondeductibility of annual compensation in excess of $1,000,000. The Committee does not believe that
Section 162(m) will have any material impact upon the Company, given the current cash compensation levels of executive officers of the Company, the number of options granted to such officers and the treatment of such options under Section 162(m). The Committee believes that many of the options currently outstanding are exempt from the deductibility limit under the transition provisions set forth in the regulations under Section 162(m). It is the Committee's current intention that options to be granted under the 1998 Long-Term Incentive Plan, if approved by the shareholders, will qualify as performance-based compensation and be exempt from the deductibility limits of Section 162(m). The Committee will continue to evaluate the advisability of qualifying executive compensation for deductibility under Section 162(m).


                                                COMPENSATION COMMITTEE



                                                William D. Cox, Chairman
                                                J. Richard Devlin
                                                Eleanor B. Schwartz





 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG TRANSFINANCIAL HOLDINGS,
                 INC. COMMON STOCK, AMEX MARKET AND PEER GROUP

              [Line Graph representing data points in table below]

     Based on data furnished by Media General Financial Services, Richmond, Virginia. Assumes $100 invested at the close of business at December 31, 1992 in Company Common Stock, the Amex Market Index and the selected peer group. The total return calculated assumes the reinvestment of any dividends. Numbers used to prepare the above graph were:

                                                                   Year Ending December 31

                                      1992           1993           1994           1995            1996        1997

TransFinancial                       100.00         200.00         404.88          341.46         307.32      348.78
Peer Group                           100.00         124.11         118.39           97.38         100.21      149.12
Amex Market Index                    100.00         118.81         104.95          135.28         142.74      171.76



     The industry peer group ("Peer Group") consists of all predominantly less-than-truckload motor carriers (or parent companies) publicly traded on any stock exchange for the last five years (6 companies: Arkansas Best Corporation, Arnold Industries, Inc., CNF Transportation, Inc., Old Dominion Freight Line, Inc., USFreightways, Inc., and Yellow Corporation). Each member of the peer group had a much larger market capitalization than TransFinancial.

                                                SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation

                                       Annual Compensation                      Awards            Payouts

                                                            Other                    Securities               All
                                                            Annual     Restricted    Underlying              Other
Name and                                                    Compen-      Stock        Options/      LTIP     Compen-
Principal                                                   sation      Award(s)         SARs      Payouts   sation
Position                  Year      Salary    Bonus ($)       ($)         ($)            (#)         ($)        ($)

Timothy P. O'Neil,        1997     $160,680         -0-        -0-          -0-        20,000         -0-   $ 25,000 (4)
President and Chief       1996      182,041 (1)     -0-        -0-          -0-        20,000         -0-     14,075 (2)
Executive Officer         1995      180,084 (1)     -0-        -0-          -0-        10,000         -0-      8,190 (2)

David D. Taggart,         1997     $123,278     $18,772        -0-          -0-        10,000         -0-   $ 10,000 (3)
Vice President of the
Company and Chief
Executive Officer
of Crouse



(1)  Includes $47,986 and $102,074 paid to the Company by AFS for 1996 and 1995, to reimburse the Company for Mr. O'Neil's services as President and CEO of AFS.
(2)  Amounts accrued in 1995 and 1996 under a non-qualified deferred compensation arrangement at 10 1/2% of Mr. O'Neil's
   TransFinancial salary, in lieu of participation in a qualified retirement plan, payable in common stock of the company in three annual installments after termination of employment.

(3)  Pursuant to Mr. Taggart's employment agreement an interest free $50,000 loan secured by his personal residence is being forgiven ratably over five years.

(4)  Represents the annual insurance premium paid by the Company in 1997 with respect to a split-dollar life insurance policy for the benefit of Timothy P. O'Neil.  For a description of such arrangement see Employment Agreements.


                                            OPTION GRANTS IN LAST FISCAL YEAR

                              Individual Grants                                Potential Realizable

                              Number of     % of Total                        Value at Assumed Annual
                              Securities      Options      Exer-               Rates of Stock Price
                              Underlying      Granted to   cise     Expir-      Appreciation for
                                Options    Employees in    Price    ation          Option Term

Name                          Granted (#)   Fiscal Year    ($/Sh)   Date        5% ($)       10% ($)

Timothy P. O'Neil(1)            20,000         18%        $7.78    2/26/2007    $97,872    $ 248,026
David D. Taggart(1)             10,000          9%         7.78    2/26/2007     48,936      124,013



(1) Grants are "Incentive Stock Options" under the Internal Revenue Code. The exercise prices equal the market value on the date of grant.  The options become exercisable ratably on February 26 of the years 1998 through 2002 and remain exercisable through
  February 26, 2007.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                         Number of
                                                                         Securities             Value of
                                                                         Underlying             Unexercised
                                                                         Unexercised            In-the-Money
                                                                         Options at             Options at
                                   Shares               Value            FY-End (#)             FY-End ($)
                               Acquired on           Realized            Exercisable/           Exercisable/
Name                          Exercise (#)               ($)           Unexercisable            Unexercisable

Timothy P. O'Neil                     --               $   --          9,000/43,000            $8,938/$44,750
David D. Taggart                      --                   --          3,000/17,000              3,000/18,563


                             EMPLOYMENT AGREEMENTS

      The Company is a party to a Supplemental Benefit and Collateral Assignment Split-Dollar Agreement with Timothy P. O'Neil, President and Chief Executive Officer of the Company. Under the agreement, the Company has agreed to pay the premiums on a life insurance policy insuring the life of Mr. O'Neil with an initial death benefit of $532,968. Mr. O'Neil has the right under the agreement to designate the beneficiaries to whom the death benefits under the policy shall be payable. If Mr. O'Neil's employment is terminated by the Company with cause, Mr. O'Neil's rights under the policy shall terminate. If Mr. O'Neil terminates his employment, Mr. O'Neil will have no further rights under the policy except that Mr. O'Neil will receive, for each period of twelve months from the date of hire, an amount equal to 10% of the excess, if any, of the cash surrender value of the policy over the aggregate cost of the policy incurred by the Company in the payment of premiums. Upon the death of Mr. O'Neil, or the earlier surrender or cancellation of the policy by him subsequent to his retirement, disability or termination without cause, the Company is entitled to the lesser of the cash surrender value of the policy and the amount of premiums paid by it, and Mr. O'Neil is entitled to the remaining amounts payable upon such event under the policy. Mr. O'Neil has the right to retire under the agreement upon completing ten years of employment and reaching age 50.

      The Company is a party to a Supplemental Benefit Agreement with David D. Taggart, a Vice President of the Company and Chairman and Chief Executive Officer of Crouse Cartage Company ("Crouse"). The agreement provides salary continuation benefits in the event of death before age 65, supplemental retirement benefits and pre-retirement death benefits. Under the agreement, if Mr. Taggart remains a full-time officer of Crouse until age 65, the Company is required to pay him (or his beneficiary in the event of death) $21,000 per year for 15 years after his retirement. Mr. Taggart's entitlement to such supplemental retirement benefit vests 10% per year of service and immediately upon disability or a change of control of the Company or Course. The agreement provides for partial payments of supplemental retirement benefits upon early retirement or retirement at age 65 prior to full vesting of the retirement benefits. The agreement provides that if Mr. Taggart's employment with Crouse is terminated before his 65th birthday due to death, Mr. Taggart's beneficiary shall receive $35,000 per year for 20 years. If Mr. Taggart dies before retirement, the Company is also required to pay to his beneficiaries the sum of $175,000 under the agreement.

      The Company and Crouse Cartage Company are parties to an Employment Agreement with David D. Taggart, a Vice President of the Company and Chairman and Chief Executive Officer of Crouse. The Employment Agreement provides for the employment at will of Mr. Taggart by Crouse. Under the Employment Agreement, Mr. Taggart is entitled to (a) salary of $115,000 per year, subject to increase by Crouse from time to time, (b) annual incentive compensation based upon the consolidated net income of Crouse, not to 60% of Mr. Taggart's base compensation for such year, (c) a $50,000 interest free home loan from the Company to be forgiven in five equal annual installments, (d) a stock option to purchase 5,000 shares of Common Stock of the Company at market value as of the effective date of the Employment Agreement and (e) certain additional fringe and other benefits, including supplemental retirement benefits as described above. Under a separate agreement between the parties, Mr. Taggart is entitled to certain additional payments upon termination of Mr. Taggart's employment after a change of control of the Company or Crouse. Mr. Taggart is entitled to such payments if, within two years after such a change of control, Mr. Taggart's employment is terminated other than by Mr. Taggart for any reason other than death, permanent disability, retirement or Good Cause (as defined in the agreement), or is terminated by Mr. Taggart for Stated Cause (as defined in the agreement). In such event, Mr. Taggart is entitled to the following: (i) 2.99 times Mr. Taggart's average annual compensation over the three most recent years prior to the change of control, or such lesser period as Mr. Taggart shall have been employed by Crouse, excluding any amount which would constitute and "excess parachute payment" under Section 280G of the Code, (ii) immediate 100% vesting of all incentive compensation provided or to be provided under the Employment Agreement, (iii) all benefits to which he would have been entitled upon normal retirement under the Supplemental Benefit Agreement described above and (iv) three years participation in certain medical and life insurance plans of the Company and Crouse.

                               SHAREHOLDER PROPOSALS

     Any Shareholder proposal intended to be presented for action at the 1999 Annual Meeting of Shareholders of the Company must be received by the Corporate Secretary of the Company at the Company's principal executive offices on or before November 19, 1998, to be included in the Company's proxy material related to that meeting.

                                   MISCELLANEOUS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matter to be presented for consideration at the Annual Meeting. If any other matter should properly come before the meeting, it is intended that shares represented by proxies in the accompanying form will be voted thereon in accordance with the best judgment of the persons named in the proxies.

     All expenses incurred in connection with this proxy solicitation will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers and other employees, by personal interview, telephone and telegram. The Company will also request brokers and other fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by them, and will pay all expenses in connection therewith.

DATE:  March 13, 1998


                                   Mark A. Foltz
                                   Corporate Secretary

                                                            EXHIBIT A

                        TRANSFINANCIAL HOLDINGS, INC.

                        1998 LONG-TERM INCENTIVE PLAN


1.   PURPOSE.

     The purpose of the TransFinancial Holdings, Inc. 1998 Long-Term Incentive Plan (the "Plan") is to further the earnings of TransFinancial Holdings, Inc. ("TransFinancial") and its subsidiaries (collectively the "Company") by:
(a) assisting the Company in attracting, retaining and motivating officers, directors, employees and consultants of high caliber and potential and (b) providing for the award of long-term incentives to such officers, directors, employees and consultants. The Plan is not intended to be a Plan that is subject to the Employee Retirement Income Security Act of 1974, as amended. Certain capitalized terms used herein are defined in paragraph 16 below.

2.   ADMINISTRATION.
          (a) Committee. The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Board of Directors of TransFinancial (the "Board"). The members of the Committee shall be appointed by and may be changed from time to time in the discretion of the Board. The Board may, in its sole discretion, bifurcate the powers of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single committee; provided, however, that except as otherwise determined by the Board, (i) if a Committee is authorized to grant Awards or make determinations with respect to a Reporting Person, each member of such Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the 1934 Act, or any successor rule of similar import, and (ii) if a Committee is authorized to grant Awards or make determinations with respect to a Covered Employee, each member of such Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          (b) Authority. The Committee shall have full and final power and authority to administer and interpret the Plan. In addition to such general power and authority, and subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to: (i) determine the eligible persons to whom Awards shall be made under the Plan, (ii) determine the type or types of Awards to be granted to each Participant hereunder, (iii) determine the time or times when Awards shall be granted, (iv) determine the terms and conditions of Awards and the terms and conditions of any agreement evidencing an Award, (v) authorize the issuance of Shares pursuant to Awards granted under the Plan, (vi) interpret, construe and administer the Plan and any instrument or agreement relating to or evidencing an Award under the Plan, (vii) establish, amend, suspend or waive rules and guidelines relating to the Plan and Awards hereunder, (viii) correct any defect, supply any omission and reconcile any inconsistency in the Plan and (ix) make any other determination or take any other action that it deems necessary or desirable for administration of the Plan or any Award hereunder. Decisions of the Committee shall be final, binding and conclusive on all persons, including the Company and any Participant. The Committee may hold meetings and otherwise take action in the manner permitted under the applicable provisions of the Restated Certificate of Incorporation and By-laws of the Company, resolutions of the Board and applicable law, as amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award under the Plan.

          (c) Delegation of Authority. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons or Covered Employees and to make all determinations under the Plan with respect to such Participants, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion.

          (d) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

3.   STOCK SUBJECT TO THE PLAN.

          (a) Amount. The aggregate number of Shares which may be the subject of or related to Awards under the Plan shall be 600,000 Shares, subject, however, to adjustment as provided in subparagraph (b) hereof. Such Shares may be authorized and unissued Shares or treasury Shares. If for any reason any Award expires or lapses or is terminated, forfeited or canceled, any Shares subject to such Award, to the extent of such expiration, lapse, termination, forfeiture or cancellation, shall again be available for award under the Plan. Notwithstanding the provisions of this subparagraph (a), no Shares shall again be subject to Awards if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

          (b) Adjustment. In the event that the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of any affected Participant, adjust the number and kind of securities which may be issued under the Plan, the number and kind of securities subject to outstanding Awards and the exercise price of each outstanding stock option granted under the Plan, and may make such other changes in outstanding Awards as it deems equitable in its sole discretion. Fractional Shares resulting from any such adjustments shall be eliminated. No adjustment or action under this subparagraph (b) shall be authorized to the extent that such adjustment or action would cause the Plan or any outstanding Incentive Stock Option to violate
Section 422 of the Code or would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code and the regulations promulgated thereunder.

          (c) Limit on Individual Grants. Subject to adjustment as provided in subparagraph (b) hereof, (i) the maximum number of Shares subject to stock options which may be granted in the aggregate under the Plan in any calendar year to any Participant shall be 50,000 Shares, (ii) the maximum number of Shares underlying stock appreciation rights which may be granted in the aggregate under the Plan in any calendar year to any Participant shall be 50,000 Shares and (iii) the maximum number of Shares subject to restricted stock awards, performance share awards and other stock-based awards which may be granted under the Plan in any calendar year to any Participant shall be 50,000 Shares. In addition, the maximum amount of compensation payable in respect of performance unit awards, cash in addition to an Award under paragraph 13 hereof and dividend equivalents under paragraph 15(c) hereof that may be paid in the aggregate under the Plan in any calendar year to any Participant shall be $1,000,000. In all events, determinations under this subparagraph shall be made in a manner that is consistent with Section 162(m) of the Code and the regulations promulgated thereunder.

          (d) Limit on Certain Types of Awards. The maximum number of Shares which may be issued in the aggregate with respect to restricted stock awards under paragraph 8 hereof, performance share awards under paragraph 9 hereof and other stock-based awards payable in Shares pursuant to paragraph 10 hereof shall be 100,000 Shares, subject to adjustment as provided in subparagraph (b) hereof, provided that Shares awarded pursuant to any such Award shall not, to the extent such Award expires or lapses or is terminated, surrendered, forfeited, cancelled, exercised or settled in a manner that results in fewer Shares outstanding than were awarded pursuant to such Award, be counted against the maximum number of Shares which may be issued pursuant to this subparagraph 3(d).

4.   ELIGIBILITY TO RECEIVE AWARDS.

     All officers, directors, key employees and consultants of the Company are eligible to be Participants in the Plan. As used herein, key employees are employees determined by the Committee to be capable of contributing significantly to the profitability and success of the Company. Incentive Stock Options (as defined below) may be granted only to persons eligible to receive such options under the Code.

5.   FORM OF AWARDS.
     Subject to the provisions of the Plan, Awards may be made from time to time by the Committee in the form of stock options to purchase Shares, stock appreciation rights, restricted stock, performance shares, performance units, other stock-based awards as provided herein or any combination of the above. Stock options may be options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any successor provision ("Incentive Stock Options") or options which are not intended to so qualify ("Nonqualified Stock Options").

6.   STOCK OPTIONS.

          (a) Award. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each stock option granted by the Committee, which may include without limitation: (i) the type of option (Incentive Stock Option or Nonqualified Stock Option), (ii) the number of Shares subject to the option, (iii) the time or times at which and/or the conditions upon which the option shall become exercisable in whole or in part, (iv) the term of the option, provided that the term of an option shall not be greater than ten (10) years, and (v) the exercise price per Share, provided that the exercise price per Share shall not be less than the fair market value of a Share on the date of grant, as determined by the Committee (subject to subsequent adjustment as provided in paragraph 3(b) hereof). The Committee, in its discretion, may provide for circumstances under which the option shall become immediately exercisable, in whole or in part, and, notwithstanding the foregoing, may accelerate the exercisability of any option, in whole or in part, at any time. A stock option granted under this Plan shall be an Incentive Stock Option only if the stock option is designated as an Incentive Stock Option in the Award Agreement.

          (b) Payment for Shares. The Committee shall determine the form of payment of the purchase price of the Shares with respect to which an option is exercised, which may include without limitation (i) cash (which may include personal checks, certified checks, cashier's checks or money orders), (ii) Shares at fair market value, (iii) the optionee's written request to the Company to reduce the number of Shares otherwise issuable to the optionee upon the exercise of the option by a number of Shares having a fair market value equal to such purchase price, (iv) a payment commitment of a financial institution or brokerage firm in connection with the "cashless exercise" of an option, (v) any other lawful consideration, including, without limitation, an Award or a note or other commitment satisfactory to the Committee or (vi) a combination of any of the foregoing.

          (c) Incentive Stock Options. In the case of an Incentive Stock Option, each Award shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such option as an Incentive Stock Option within the meaning of Section 422 of the Code or any successor provision.

          (d) Formula Options. The Committee shall not have any discretion pursuant to this paragraph 6 with respect to Formula Options granted pursuant to paragraph 11 hereof.

7.   STOCK APPRECIATION RIGHTS.

          (a) Award. Stock Appreciation Rights ("SARs") may be granted by the Committee either in connection with a previously or contemporaneously granted stock option or independently of a stock option. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each SAR. SARs shall entitle the grantee, subject to such terms and conditions as may be determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value at the time of exercise, as determined by the Committee, of a specified number of Shares with respect to which the SAR is exercised, over (ii) a specified price which shall not be less than 100 percent of the fair market value of the Shares at the time the SAR is granted, or, if the SAR is granted in connection with a previously or contemporaneously issued stock option, not less than the exercise price of the Shares subject to the option.

          (b) SARs Related to Stock Options. If an SAR is granted in relation to a stock option, unless otherwise determined by the Committee, (i) the SAR shall be exercisable only at such times, and by such persons, as the related option is exercisable, (ii) the grantee's right to exercise the related option shall be canceled if and to the extent that the Shares subject to the option are used to calculate the amount to be received upon the exercise of the related SAR and (iii) the grantee's right to exercise the related SAR shall be canceled if and to the extent that the Shares subject to the SAR are purchased upon the exercise of the related option, provided that an SAR granted with respect to less than the full number of Shares covered by a related option shall not be reduced until the related option has been exercised or has terminated with respect to the number of Shares not covered by the SAR.

          (c) Other Terms. Each SAR shall have such other terms and conditions as the Committee shall determine in its sole discretion, provided that the term of an SAR shall not be greater than ten (10) years. The Committee may, in its discretion, provide in the Award circumstances under which the SARs shall become immediately exercisable, in whole or in part, and may, notwithstanding the foregoing, accelerate the exercisability of any SAR, in whole or in part, at any time. Upon exercise of an SAR, payment shall be made in cash, Shares at fair market value on the date of exercise, other Awards, other property or any combination thereof, as the Committee may determine.

8.   RESTRICTED STOCK AWARDS.
          (a) Award. Restricted stock awards under the Plan shall consist of Shares free of any purchase price or for such purchase price as may be established by the Committee, subject to forfeiture, and subject to such other terms and conditions (including attainment of performance objectives) as may be determined by the Committee.

          (b) Restriction Period. Restrictions shall be imposed for such period or periods as may be determined by the Committee. The Committee shall determine the terms and conditions upon which any restrictions upon restricted stock awarded under the Plan shall expire, lapse, or be removed. The Committee, in its discretion, may provide in the Award circumstances under which the restricted stock shall become immediately transferable and nonforfeitable, or under which the restricted stock shall be forfeited, and, notwithstanding the foregoing, may accelerate the expiration of the restriction period imposed on any restricted stock at any time.

          (c) Restrictions Upon Transfer. Restricted stock and the right to vote such restricted stock and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered during the restriction period applicable to such Shares, except to the extent determined by the Committee. Notwithstanding the foregoing, and except as otherwise provided in the Plan or determined by the Committee, the grantee of the restricted stock shall have all of the other rights of a stockholder, including, but not limited to, the right to receive dividends and the right to vote such Shares. The Committee, in its discretion, may provide that any dividends or distributions paid with respect to Shares subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the Shares to which such dividends or distributions relate.

          (d) Registration. Any restricted stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion may deem appropriate, including without limitation, book-entry registration or issuance
of a stock certificate or certificates.   In the event any certificate or
certificates are to be issued, the Committee, in its sole discretion, shall determine when the certificate or certificates shall be delivered to the grantee, may provide for the holding of such certificate or certificates in escrow or in custody by the Company or its designee pending their delivery to the grantee, and may provide for any appropriate legend to be borne by the certificate or certificates.

9.   PERFORMANCE UNITS AND PERFORMANCE SHARES.

     Performance unit and performance share awards under the Plan shall entitle grantees to future payments based upon the achievement of pre-established performance objectives. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions applicable to each performance unit or performance share award, which may include without limitation the following:
(a) one or more performance periods, (b) the initial value of each performance unit subject to a performance unit award or the number of Shares subject to a performance share award, (c) performance targets to be achieved during each applicable performance period and (d) the terms of payment of performance unit and performance share awards. Performance targets established by the Committee may relate to financial and nonfinancial performance goals, may relate to corporate, division, unit, individual or other performance and may be established in terms of growth in gross revenue, earnings per share, ratios of earnings to equity or assets, or such other measures or standards as may be determined by the Committee in its discretion. Multiple targets may be used and may have the same or different weighting, and they may relate to absolute performance or relative performance. At any time prior to payment of a performance unit or performance share award, the Committee may adjust previously established performance targets or other terms and conditions to reflect unforeseen events, including without limitation, changes in laws, regulations or accounting practices, mergers, acquisitions or divestitures or other extraordinary, unusual or non-recurring items or events. Payment on performance unit and performance share awards may be made in cash, Shares, other Awards, other property or any combination thereof, as the Committee may determine.

10.  OTHER STOCK-BASED AWARDS.

     The Committee may grant to Participants, either alone or in addition to other Awards granted under the Plan, awards which are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities or other instruments convertible into Shares). Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards. Such Awards may be paid in Shares, cash, other Awards, other property or any combination thereof, as the Committee may determine. Such Awards may be issued for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as the Committee may determine. The form or forms of consideration payable for Shares or other securities delivered pursuant to a purchase right granted under this paragraph may include any form of consideration specified in paragraph 6(b) hereof. The Committee may establish certain performance criteria that may relate in whole or in part to receipt of Awards hereunder. The provisions of this paragraph 10 notwithstanding, any stock option to purchase Shares, SAR, restricted stock award or performance share award granted under this Plan must comply with the provisions of this Plan applicable to such Award.

11.  NON-EMPLOYEE DIRECTORS' OPTIONS.

          (a) Grant of Nonqualified Stock Options. On the first stock trading day after each annual meeting of shareholders of TransFinancial commencing with the year 1998, each person who is serving as a director of TransFinancial and is not an employee of the Company on such day ("Non-Employee Director") shall automatically receive a grant of a Nonqualified Stock Option to purchase 2,000 Shares (a "Formula Option").

          (b) Option Price. The option exercise price to be paid by each such Non-Employee Director for each Share purchased upon the exercise of such Formula Option shall be one hundred percent (100%) of the fair market value of the Shares on the date the option is granted. Fair market value for purposes of this paragraph 11 shall be deemed to be the closing price of the Shares on the American Stock Exchange as of the date the Formula Option is granted, as reported in the Midwest Edition of the Wall Street Journal, provided that if the

Shares are not then listed on the American Stock Exchange, fair market value shall be the Closing Price (as defined in paragraph 16) on such date.

          (c) Vesting Schedule. Each Formula Option shall become exercisable with respect to one-half of the Shares subject to such option on the last day of the tenth full calendar month following the date of grant and shall become exercisable in full on the last day of the twenty-second full calendar month following the date of grant; provided that, notwithstanding the foregoing, the Formula Option shall become exercisable in full upon (i) the occurrence of a Change of Control (as defined in the form of Directors Stock Option Agreement attached hereto as Exhibit I) during the Non-Employee Director's service as a director of TransFinancial, provided the Formula Option has been outstanding for at least one hundred eighty (180) days at the time of such occurrence, (ii) termination of the Non-Employee Director's service as a director of TransFinancial concurrently with a Change of Control, provided the Formula Option has been outstanding for at least one hundred eighty (180) days at the time of such termination, or (iii) termination of the Non-Employee Director's service as a director of TransFinancial due to the Non-Employee Director's (A) death, (B) permanent and total disability, or (C) retirement at the end of a term of office, after completing five (5) years of service as a director ("Retirement").

          (d) Term of Option. Each Formula Option shall expire on the tenth anniversary of the date of grant, subject to earlier termination as provided in this subparagraph. In the event that a Non-Employee Director's service as a director of TransFinancial terminates for any reason, the Non-Employee Director (or in the event of death the Non-Employee Director's Beneficiary) shall have the right to exercise the Formula Option, to the extent the Formula Option was exercisable at the time of such termination, at any time within one hundred eighty (180) days after the date of termination of service, provided that in no event may the Formula Option be exercised after the tenth anniversary of the date of grant. Upon the earlier of the tenth anniversary of the date of grant or the end of such 180 day period, the Formula Option shall expire.

          (e) Payment for Shares. The option exercise price of the Shares with respect to which a Formula Option is exercised shall be payable in full at the time of exercise in (i) cash (which may include personal checks, certified checks, cashier's checks or money orders), (ii) Shares at fair market value or
(iii) a combination of the foregoing. The fair market value of any Shares used to pay any part of the exercise price shall be their fair market value, as determined pursuant to subparagraph (b) hereof, on the date the Formula Option is exercised. In lieu of delivering Shares, the optionee may provide an affidavit regarding ownership of such Shares and receive the number of Shares otherwise issuable to the optionee upon the exercise of the Formula Option, less a number of Shares having a fair market value equal to such purchase price, determined as provided in this subparagraph.

          (f) Other Terms and Conditions. Each Formula Option granted to a Non-Employee Director shall be subject to all of the other terms and conditions set forth in the form of Directors Stock Option Agreement attached hereto as
Exhibit I.

          (g) Additional Awards. Nothing in this paragraph 11 shall be deemed to prevent the Committee from granting Awards to any Non-Employee Director in addition to Formula Options.

          (h) Committee Discretion. The Committee may exercise discretion with respect to Formula Options only to the extent that the exercise of such discretion shall not cause the provisions of this Plan applicable to Formula Options to fail to qualify as a "formula plan" within the meaning of Rule 16b-3 under the 1934 Act.

12.  PERFORMANCE-BASED AWARDS.

          (a) Applicability. Awards granted and other compensation payable under the Plan which are intended to qualify as Performance-Based Awards shall be subject to the provisions of this paragraph 12. In the event of any conflict between the provisions of this paragraph 12 and any other provisions of this Plan, the provisions of this paragraph 12 shall prevail.

          (b) Performance Goals. The specific performance goals for the Performance-Based Awards granted under paragraphs 8, 9, 10, 13 and 15(c) hereof shall be one or more Stockholder-Approved Performance Goals, as selected by the Committee in its sole discretion. To the extent required under Section 162(m) of the Code and the regulations promulgated thereunder, the Committee shall
(i) establish in the applicable Award Agreement the specific performance targets relative to the Stockholder-Approved Performance Goals which must be attained before compensation under the Performance-Based Award becomes payable, (ii) provide in the applicable Award Agreement the method for computing the amount of compensation payable to the Participant if the target or targets are attained, and (iii) at the end of the relevant performance period and prior to any payment of compensation, certify whether the applicable target or targets were achieved and whether any other material terms were in fact satisfied. The specific targets and the method for computing compensation shall be established within the time period permitted under Section 162(m) of the Code and the regulations promulgated thereunder. The Committee may reserve the right in any Award Agreement covering a Performance-Based Award to reduce the amount payable at a given level of performance. The Committee shall be precluded from increasing the amount of compensation payable that would otherwise be due upon attainment of a performance goal contained in a Performance-Based Award, to the extent required under Section 162(m) of the Code and the regulations promulgated thereunder for Performance-Based Awards to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

          (c) Modification of Performance Goals. Except where a modification would cause a Performance-Based Award to no longer qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Committee may in its discretion modify any performance goal or target relating to a Performance-Based Award, in whole or in part, as the Committee deems appropriate and equitable, subject to the provisions of paragraph 15(i) hereof.

          (d) Discretion; Compliance. Notwithstanding any other provision of this Plan to the contrary, neither the Board nor the Committee shall be entitled to exercise any discretion otherwise authorized under this Plan with respect to any Performance-Based Award or with respect to the amendment or modification of any provision of this Plan without stockholder approval, if the ability to exercise such discretion (as opposed to the exercise of such discretion) would cause any Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Notwithstanding any other provision of this Plan to the contrary, the Plan shall be deemed to include such additional limitations or requirements set forth in Section 162(m) of the Code and the regulations and rulings promulgated thereunder which are required to be included in the Plan in order for Performance-Based Awards to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such limitations and requirements from time to time.

13.  LOANS AND SUPPLEMENTAL CASH PAYMENTS.

     The Committee in its sole discretion to further the purpose of the Plan may provide for cash payments to individuals in addition to an Award, or loans to individuals in connection with all or any part of an Award. Supplemental cash payments shall be subject to such terms and conditions as shall be prescribed by the Committee, provided that in no event shall the amount of payment exceed:

          (a) In the case of an option, the excess of the fair market value of a Share on the date of exercise over the option price multiplied by the number of Shares for which such option is exercised, or

          (b) In the case of an SAR, performance unit, performance share, restricted stock or other stock-based award, the value of the Shares and other consideration issued in payment of such Award.

Any loan shall be evidenced by a written loan agreement or other instrument in such form and containing such terms and conditions (including, without limitation, provisions for interest, payment schedules, collateral, forgiveness or acceleration) as the Committee may prescribe from time to time.

14.  GENERAL RESTRICTIONS.
     Each Award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares in order to satisfy the requirements of federal or state securities laws, or (iv) the satisfaction of withholding tax or other withholding liabilities is necessary or desirable as a condition of or in connection with the granting of such Award or the issuance or purchase of Shares thereunder, such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, agreement, or withholding shall have been effected or obtained. Any such restriction affecting an Award shall not extend the time within which the Award may be exercised; and none of the Company, its directors or officers or the Committee shall have any obligation or liability to the grantee or to a Beneficiary with respect to any Shares with respect to which an Award shall lapse or with respect to which the grant, issuance or purchase of Shares shall not be effected, because of any such restriction.

 15. GENERAL PROVISIONS APPLICABLE TO AWARDS.

          (a) Award Agreements. Each Award under the Plan shall be evidenced by a written agreement entered into by and between TransFinancial and the Participant ("Award Agreement"), containing such terms and conditions not inconsistent with the provisions of the Plan as the Committee in its sole discretion deems necessary or advisable, except as provided in paragraph 11 with respect to Formula Options. Each Participant to whom an Award has been granted shall agree that such Award shall be subject to all of the terms and conditions of the Plan and the terms and provisions of the applicable Award Agreement. A Participant shall have no rights with respect to any Award unless the Participant shall have executed and delivered to the Company a copy of the Award Agreement with respect to such Award.

          (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. Multiple Awards, multiple forms of Awards, or combinations thereof may be evidenced by a single Award Agreement or multiple Award Agreements, as determined by the Committee, except with respect to Formula Options under paragraph 11 hereof. Successive Awards may be granted to the same Participant whether or not any Awards previously granted to such Participant remain outstanding. The Committee's determinations under the Plan need not be uniform and may be made selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. No person shall have any claim or right to be granted an Award under the Plan.

          (c) Dividends. In the discretion of the Committee, any Award under the Plan may provide the Participant with dividends or dividend equivalents payable in cash or property, currently or deferred, with or without interest, except with respect to Formula Options under paragraph 11 hereof. Dividend equivalents granted with respect to a stock option which is a Performance-Based Award may not be made contingent upon exercise of the stock option, to the extent prohibited by Section 162(m) of the Code and the regulations promulgated thereunder with respect to qualified performance-based compensation.

          (d) Termination of Employment or Consulting Arrangement. Except with respect to Formula Options under paragraph 11 hereof, the Committee shall determine the effect, if any, on an Award of the disability, death, retirement or other termination of employment or services of a Participant and the extent to which, and the period during which, the Participant or the Participant's legal representative, guardian or Beneficiary may receive payment of an Award or exercise rights thereunder.

          (e) Change of Control. Except with respect to Formula Options under paragraph 11 hereof and subject to the terms and conditions of the Plan, the Committee may include such provisions in the terms of an Award or Award Agreement relating to a change of control of the Company (as defined by the Committee) as the Committee determines in its discretion. Such provisions may include, without limitation, provisions which: (i) provide for the acceleration of any time period relating to the exercise, realization, payment or term of the Award, (ii) provide for payment to the Participant of cash or other property with a fair market value, as determined by the Committee, equal to the amount that would have been received upon the exercise or payment of the Award had the Award been exercised or paid upon the change in control, (iii) adjust the terms of the Award in a manner necessary to reflect the change in control or (iv) require that the Award be assumed, or new rights substituted therefor, by another entity.

          (f) Transferability. Except with respect to Formula Options under paragraph 11 hereof, in the discretion of the Committee, any Award may be made transferable upon such terms and conditions and to such extent as the Committee determines, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. Except with respect to Formula Options under paragraph 11 hereof, the Committee may in its discretion waive any restriction on transferability, provided that Incentive Stock Options may be transferable only to the extent permitted by the Code. Unless the Committee determines otherwise, a Participant's rights and interest under any Award or any Award Agreement may not be assigned or transferred in whole or in part, voluntarily or involuntarily, including by operation of law, except by will, by the laws and descent and distribution or pursuant to an effective Beneficiary designation.

          (g)  Withholding.
               (i) Prior to the issuance or transfer of Shares or other property under the Plan, the recipient shall remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements. The recipient may satisfy the withholding requirement in whole or in part by delivering Shares or electing to have the Company withhold Shares having a value equal to the amount required to be withheld. The value of such Shares shall be the fair market value, as determined by the Committee, of the stock on the date that the amount of tax to be withheld is determined (the Tax Date). Such Election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

               (ii) Whenever payments to a Participant in respect of an Award under the Plan are to be made in cash, such payments shall be net of the amount necessary to satisfy any Federal, state or local withholding tax requirements.

          (h) Deferred or Installment Payments. The Committee may provide that the issuance of Shares or the payment or transfer of cash or property upon the settlement of Awards may be made in a single payment or transfer or in installments, and may authorize the deferral of, or permit a Participant to elect to defer, any such issuance, payment or transfer, all in accordance with such rules, requirements, conditions and procedures as may be established by the Committee. The Committee may also provide that any such installment or any such deferred issuance, payment or transfer shall include the payment or crediting of dividend equivalents, interest or earnings on deferred amounts. The provisions of this subparagraph (h) shall not apply to Formula Options under paragraph 11 hereof.
          (i) Amendment of Awards. Subject to the terms and conditions of the Plan and any Award Agreement, the Committee will have the authority under the Plan to amend or modify the terms of any outstanding Award (including the applicable Award Agreement) in any manner, prospectively or retroactively, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Award, extend the term of an Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Award, convert an Incentive Stock Option to a Nonqualified Stock Option, accept the surrender of any outstanding Award and authorize the grant of new Awards in substitution for surrendered Awards; provided, however, that the amended or modified terms are permitted by the Plan as then in effect and provided, further, that if such amendment or modification, taking into account any related action, materially and adversely affects a Participant's rights under an Award or an Award Agreement, such Participant shall have consented to such amendment or modification. Nothing in this subparagraph shall be deemed to limit the Committee's authority to amend or modify any outstanding Award pursuant to paragraph 3(b) of the Plan. The Committee may not amend any outstanding Award or Award Agreement relating to a Formula Option to the extent that such amendment would cause the provisions of this Plan applicable to Formula Options and the provisions of the Award or Award Agreement to fail to qualify as a "formula plan" within the meaning of Rule 16b-3 under the 1934 Act.

          (j)  Limitation on Amendment of Awards.  Notwithstanding subparagraph
(i) hereof, unless approved by the shareholders of TransFinancial in accordance with Delaware law, (i) the Committee shall not amend or modify the terms of any outstanding Award relating to any stock option or SAR (including the applicable Award Agreement) to reduce the exercise price per Share and (ii) no stock option or SAR shall be cancelled and replaced with any Award or Awards having a lower exercise price. Nothing in this subparagraph shall be deemed to limit the Committee's authority to amend or modify any outstanding Award pursuant to paragraph 3(b) hereof.

16.  CERTAIN DEFINITIONS

          (a) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor law.

          (b) "Award" means any award of stock options to purchase Shares, stock appreciation rights, performance units, performance shares, restricted stock, other stock-based awards as provided herein or any combination of the above granted under the Plan.

          (c) "Beneficiary" means the person or persons designated in writing by the grantee of an Award as the grantee's Beneficiary with respect to such Award; or, in the absence of an effective designation or if the designated person or persons predecease the grantee, the grantee's Beneficiary shall be the grantee's estate or the person or persons who acquire by bequest or inheritance the grantee's rights in respect of an Award. In order to be effective, a grantee's designation of a Beneficiary must be on file with the Committee before the grantee's death, but any such designation may be revoked and a new designation substituted therefor at any time before the grantee's death.

          (d) "Closing Price" as of a particular day with respect to any securities shall be the last sale price of such securities on the national securities exchange on which such securities are listed and principally traded or, if such securities are not listed on any national securities exchange, as reported by NASDAQ, or, if not so reported by NASDAQ, the average of the closing bid and asked quotations for such securities as reported by the National Quotations Bureau Incorporated or similar organization selected by the Committee, or, if on any such date such securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Committee.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor law.

          (f) "Covered Employee" means a "covered employee" for a particular taxable year of the Company within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder or any Participant who the Committee believes will be such a covered employee for a particular taxable year of the Company, and who the Committee believes will have remuneration in excess of $1,000,000 for such taxable year, as provided in Section 162(m) of the Code.

          (g) "Participant" means any person selected to receive an Award pursuant to the Plan.

          (h) "Performance-Based Awards" means Awards and other compensation payable under the Plan which the Committee from time to time determines are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

          (i) "Reporting Person" means any person subject to Section 16 of the 1934 Act, or any successor rule.

          (j) "Shares" means shares of Common Stock, $.01 par value per share, of TransFinancial as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of any transaction described in paragraph 3(b) hereof.

          (k) "Stockholder-Approved Performance Goals" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance-Based Awards described in paragraph 12(b) hereof. To the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, Stockholder-Approved Performance Goals may be described in terms of objectives related to the performance of the Participant, TransFinancial, any subsidiary, or any division, unit, department, region or function within TransFinancial or any subsidiary in which the Participant is employed. Stockholder-Approved Performance Goals may be made relative to the performance of other companies. To the extent permitted under Section 162(m) of the Code and the regulations promulgated thereunder, Stockholder-Approved Performance Goals applicable to any Performance-Based Award shall be based on specified levels of or changes in one or more of the following criteria: (i) cash flow, which may include net cash flow from operations, or net cash flow from operations, financing and investing activities, (ii) earnings per share, (iii) pre-tax income, (iv) net income, (v) return on sales, (vi) return on equity, (vii) return on assets, (viii) return on capital, (ix) return on investment, (x) revenue growth, (xi) market share, (xii) retained earnings,
(xiii) improved gross margins, (xiv) operating expense ratios, (xv) earnings before interest, taxes, depreciation and amortization, (xvi) costs, (xvii) cost reductions or savings, (xviii) debt reduction, (xix) selling, general and administrative expenses and (xx) total return to shareholders (share appreciation plus dividends).

17.  MISCELLANEOUS.

          (a) Rights of a Stockholder. Except as otherwise provided in paragraph 8 hereof and subject to the provisions of the applicable Award Agreement, the recipient of any Award under the Plan shall have no rights as a stockholder with respect thereto unless and until certificates for Shares are issued to such Participant, and the issuance of Shares shall confer no retroactive right to dividends.
          (b) Rights to Terminate Employment. Nothing in the Plan or in any Award Agreement shall confer upon any person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such person.

          (c) Amendment and Termination of Plan. The Board may terminate, amend, modify or suspend the Plan at any time, subject to such stockholder approval as the Board determines to be necessary or desirable to comply with any tax, regulatory or other requirement, provided that (i) in no event shall the provisions relating to the timing, amount and exercise price of Formula Options provided for in paragraph 11 of the Plan be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, (ii) subject to paragraph 3(b) hereof, the Board may not, unless such amendment is approved by the shareholders of TransFinancial in accordance with Delaware law, amend the Plan to (A) increase the number of Shares available for the grant of Awards under the Plan pursuant to paragraph 3(a) hereof, (B) increase the maximum individual limits on Awards set forth in paragraph 3(c) hereof, (C) increase the maximum number of Shares which may be subject to restricted stock awards, performance share awards and other stock-based awards pursuant to paragraph 3(d) hereof, (D) decrease the minimum per Share exercise price of stock options or the minimum per Share specified price for SARs under the Plan, (E) increase the maximum term of stock options or SARs under the Plan or (F) change or modify the provisions of paragraph 15(j) hereof. If any such termination, modification, amendment or suspension of the Plan shall materially and adversely affect the rights of any grantee or Beneficiary under an Award previously granted, the consent of such grantee or Beneficiary shall be required, provided that it shall be conclusively presumed that any adjustment pursuant to paragraph 3(b) hereof does not materially and adversely affect any such right.
          (d) Effect on Other Plans; Nature of Payments. Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements or other benefit or incentive plans or shall affect any Participant's eligibility to participate in any other such arrangement or plan. Each grant of an Award and each issuance of Shares hereunder shall be in consideration of services performed for the Company by the Participant receiving the Award. Each such grant and issuance shall constitute a special incentive payment to the Participant receiving the Award and shall not be taken into account in computing the amount of salary or compensation of the Participant for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the Participant, except as such plan or agreement shall otherwise expressly provide.

          (e) Effective Date and Duration of Plan. The Plan shall become effective when adopted by the Board, provided that the Plan is approved by the shareholders of TransFinancial in accordance with Delaware law before the first anniversary of the date the Plan is adopted by the Board, and provided, further, that no payment on any Award shall be made unless and until such stockholder approval is obtained. Unless it is sooner terminated in accordance with subparagraph (c) hereof, the Plan shall remain in effect until all Awards under the Plan have been satisfied or have expired or otherwise terminated, but no Incentive Stock Option shall be granted more than ten years after the earlier of the date the Plan is adopted by the Board or is approved by the shareholders of TransFinancial.

          (f) Unfunded Plan. The Plan shall be unfunded, except to the extent otherwise provided in accordance with paragraph 8 hereof. Neither the Company nor any affiliate shall be required to segregate any assets that may be represented by Awards, and neither the Company nor any affiliate shall be deemed to be a trustee of any amounts to be paid under any Award. Any liability of the Company or any affiliate to pay any grantee or Beneficiary with respect to an Award shall be based solely upon any contractual obligations created pursuant to the provisions of the Plan, and no such obligations will be deemed to be secured by a pledge of or encumbrance on any property of the Company or an affiliate.

          (g) Governing Law. The Plan shall be governed by, and shall be construed, enforced and administered in accordance with, the laws of the State of Delaware, except to the extent that such laws may be superseded by any Federal law.



                                                                       Exhibit I

                    Form of Directors Stock Option Agreement





[Date]



[Name of Optionee]
[Address of Optionee]


Dear [Optionee]:
This Agreement is entered into pursuant to the TransFinancial Holdings, Inc. 1998 Long-Term Incentive Plan ("Plan"), a copy of which has been furnished to you. This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated by reference. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern.

1.   GRANT OF NONQUALIFIED STOCK OPTION.  TransFinancial Holdings, Inc.

("TransFinancial") hereby grants to you a Nonqualified Stock Option ("Option") to purchase from TransFinancial all or any part of an aggregate of Two Thousand (2,000) shares of common stock, $.01 par value per share, of TransFinancial ("Shares") at the option exercise price specified below ("Option Price"), subject to the terms and conditions of the Plan and this Agreement.

2.   OPTION PRICE.  The Option Price shall be              Dollars ($     ) per

Share, such Option Price being the fair market value of the Shares on the date hereof pursuant to the Plan, equal to the closing price of the Shares on the
American Stock Exchange on             , the first stock trading day following
the          annual meeting of the shareholders of TransFinancial, as reported
by The Wall Street Journal on             .


3.   EXERCISE OF OPTION.


     a. Subject to all of the other terms and conditions set forth herein, the Option may be exercised in respect of 1,000 Shares on and after and may be exercised in respect of all of the Shares subject
     to the Option on and after           .

     b. Notwithstanding the provisions of subparagraph (a) hereof, the Option shall become exercisable in full upon (i) the occurrence of a Change of Control (as hereinafter defined) during your service as a director of TransFinancial, provided the Option has been outstanding for at least One Hundred Eighty (180) days at the time of such occurrence, (ii) termination of your service as a director of TransFinancial concurrently with a Change of Control, provided the Option has been outstanding for at least One Hundred Eighty (180) days at the time of such termination, or
     (iii) termination of your service as a director of TransFinancial due to your (A) death, (B) permanent and total disability, or (C) retirement at the end of a term of office, after completing five (5) years of service as a director ("Retirement").

     c. Subject to all of the other terms and conditions set forth herein, you shall have the right to exercise the Option in whole or in part from time to time, provided that you may not exercise the Option with respect to a fractional share or with respect to fewer than ten (10) Shares (or such lesser number remaining unexercised). Except as otherwise provided herein, this Option may not be exercised unless you are then a director of TransFinancial.

4.   TERM OF OPTION.


     a.   The Option shall expire at the close of business on              (the
     "Expiration Date"), subject to earlier termination as provided in this Paragraph 4. In no event may the Option be exercised after the Expiration Date.

     b. If your service as a director of TransFinancial terminates for any reason, you (or in the event of death your Beneficiary under the Plan) shall have the right to exercise the Option, to the extent the Option was exercisable at the time of such termination, at any time within One Hundred Eighty (180) days after the date of termination of service, provided that in no event may the Option be exercised after the Expiration Date. Upon the earlier of the Expiration Date or the end of such 180 day period, the Option shall expire.

5.   METHOD OF EXERCISE OF OPTION.  The Option may be exercised by delivering to the Corporate Secretary of TransFinancial written notice of exercise and payment of the Option Price. The written notice of exercise shall:

     a. State the election to exercise the Option (or any part thereof), the number of Shares in respect of which the Option is being exercised, the person in whose name the stock certificate or certificates for such Shares is to be registered, his or her address and Social Security Number (or, if more than one, the names, addresses, and Social Security Numbers of such persons); and

     b. Be signed by the person or persons entitled to exercise the Option, and, if the Option is being exercised by any person or persons other than you, it shall be accompanied by proof satisfactory to counsel for TransFinancial of the right of such person or persons to exercise the Option.

6.   PAYMENT OF OPTION PRICE.


     a. Payment of Option Price shall be made in (i) cash (which may include personal checks, certified checks, cashier's checks or money orders), (ii) Shares owned by you for at least six months prior to the time of exercise at fair market value or (iii) a combination of the foregoing. The fair market value of any Shares used to pay any part of the exercise price shall be their fair market value, as determined below. No fractional Shares shall be accepted by TransFinancial, and if payment is to be made only in Shares, the Shares shall be rounded to the next lowest whole number of Shares, and you shall pay the amount equal to the fractional Share in cash or by check. In lieu of delivering Shares, you may provide an affidavit regarding ownership of such Shares and receive the number of Shares otherwise issuable to the you upon the exercise of the Option, less a number of Shares having a fair market value equal to such purchase price, as determined below.

     b. Fair market value for purposes of this paragraph 6 shall be deemed to be the closing price of the Shares on the American Stock Exchange as of the date the Option is exercised, as reported in the Midwest Edition of the Wall Street Journal.


7.   ISSUANCE OF SHARES.  Upon the exercise of the Option in whole or in part and upon satisfaction of the other terms and conditions of this Agreement and of the Plan, TransFinancial will cause to be issued certificates for Shares purchased pursuant to the Option. Shares to be issued to you shall be fully paid and nonassessable, and will be either authorized and previously unissued Shares or Shares held in the treasury of TransFinancial. It is understood that you shall not have any of the rights of a shareholder with respect to such Shares until such Shares are actually issued and registered in your name.

8.    DEFINITION OF CHANGE OF CONTROL.   A "Change of Control" shall be deemed

to have occurred if (a) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended [the "1934 Act"]), other than a trustee or other fiduciary holding securities under an employee benefit plan of TransFinancial, and other than a corporation owned directly or indirectly by the shareholders of TransFinancial in substantially the same proportions as their ownership of stock of TransFinancial, shall have become, according to a public announcement or filing, the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of TransFinancial representing thirty percent (30%) or more of the combined voting power of TransFinancial's then outstanding voting securities; (b) a majority of the members of the Board of Directors of TransFinancial (the "Board") ceases to consist of Continuing Directors ("Continuing Directors" means (i) individuals who were members of the Board on the date of grant of the Option or (ii) individuals who subsequently become members of the Board if such individuals' elections or nominations for election by TransFinancial's shareholders were recommended or approved by a majority of the then Continuing Directors); (c) the shareholders of TransFinancial approve a merger or consolidation of TransFinancial with any other entity, other than a merger or consolidation which would result in the voting securities of TransFinancial outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the surviving entity's parent) at least seventy percent (70%) of the combined voting power represented by voting securities of TransFinancial, such surviving entity or such parent, as the case may be, outstanding immediately after such merger or consolidation, or (d) the shareholders of TransFinancial approve a plan of complete liquidation of TransFinancial or an agreement for the sale or disposition by TransFinancial of all or substantially all of TransFinancial's assets, except a sale or disposition to any entity wholly-owned, directly or indirectly, by TransFinancial. As used in this Paragraph 8, the parent of the surviving entity shall mean an entity which owns, directly or indirectly, one hundred percent (100%) of the outstanding voting securities of the surviving entity.
9.   NONTRANSFERABILITY OF OPTION.  The Option may not be transferred by you other than by will or by the laws of descent and distribution and may be exercised during your lifetime only by you.
10.  WAIVER OF OPTION.  By entering into this Agreement, you hereby waive any right which you may have to receive an annual grant under the 1992 Incentive Stock Plan of TransFinancial of a "Directors Option" (as defined in that plan)
for the year       .

11.  NOTICES.  Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail. Each notice shall be deemed to have been given on the date it is received. Each notice to TransFinancial shall be addressed to it at its principal office, at 8245 Nieman Road, Suite 100, Lenexa, Kansas 66214, attention of the Corporate Secretary. Each notice to you or other person or persons then entitled to exercise the Option shall be addressed to you or such other person or persons at your address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

12.  BENEFITS OF AGREEMENT.  This Agreement shall inure to the benefit of, and be binding upon, the respective heirs, executors, administrators, distributees and successors of the parties hereto, except as otherwise specifically provided herein.

13.  RESOLUTION OF DISPUTES.  Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement or the Plan will be determined by the Committee of the Board of Directors of TransFinancial administering the Plan or this Agreement. Any determination made hereunder or under the Plan shall be final, binding and conclusive for all purposes.

14.   CONTINUATION AS DIRECTOR.  Nothing in this Agreement or the Plan shall confer upon you the right to continue as a director of TransFinancial or any of its subsidiaries, or affect any right which TransFinancial or any of its subsidiaries may have to terminate your service as a director.
15.   MARKET RISKS.  It is expressly understood and agreed that you assume all risks incident to any change in the market value of the Shares subject to this Option after the exercise of this Option in whole or in part.
16.  GOVERNING LAW, ETC.  This Agreement shall be construed and its provisions enforced and administered in accordance with the laws of the State of Delaware except to the extent that such laws may be superseded by any Federal law. This Agreement may not be modified orally.

Please acknowledge your acceptance of this agreement by executing both copies; retaining one copy for your files and returning the second copy to the Corporate Secretary in Lenexa, Kansas.


Very truly yours,




President




ACCEPTED AND AGREED TO this
     day of      ,     .






                          TRANSFINANCIAL HOLDINGS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 1998

  The undersigned hereby appoints Timothy P. O'Neil and Mark A. Foltz, and each of them, as proxies for the undersigned at the Annual Meeting of Shareholders of TransFinancial Holdings, Inc. at the Marriott Hotel, 10800 Metcalf Avenue, Overland Park, Kansas, on Monday, April 27, 1998, at 9:00 A.M., and at any adjournment, to vote the shares of stock the undersigned would be entitled to vote, if personally present, upon the proposals, and any other matter brought before the meeting, all as set forth in the March 13, 1998, Proxy Statement.

The Board of Directors recommends voting for Proposals 1, 2 and 3.

1. Approve the TransFinancial Holdings, Inc. 1998 Long-Term Incentive Plan.
          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN
2.Authority granted to or withheld from proxies to vote for William D. Cox, Lawrence D. Crouse, J. Richard Devlin, Harold C. Hill, Jr., Roy R. Laborde, Timothy P. O'Neil and Clark D. Stewart as directors of TransFinancial (or a substitute nominee or nominees designated by the Board of Directors if any of them become unavailable).

   [  ] FOR all nominees (unless exceptions are marked).    [  ] WITHHOLD
AUTHORITY (for all nominees).
   (To withhold authority to vote for individual nominees write such nominees names in the space provided below).



3. Ratify selection of Coopers & Lybrand L.L.P. as Independent Public
Accountants.
          [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

           (continued and to be signed and dated on the reverse side)


  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.





                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Dated:


                                        (Signature)


                                        (Signature if held jointly)

                              PLEASE MARK, SIGN AND RETURN THE PROXY CARD
                              PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


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